JPMorgan Funds - JPMorgan Trust II

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Diversified Mid Cap Value Fund
Trade Date 2/10/2009
Issuer Mead Johnson Nutrition Company (MJN) IPO
Cusip 58283910
Shares 52,730
Offering Price $24.00
Spread $1.200
Cost $1,265,520
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.80%
Syndicate Members Citi, Morgan Stanley & Co., Banc of America Securities, Credit Suisse, J.P. Morgan
Fund JPMorgan Equity Income Fund
Trade Date 2/10/2009
Issuer Mead Johnson Nutrition Company (MJN) IPO
Cusip 58283910
Shares 42,800
Offering Price $24.00
Spread $1.200
Cost $1,027,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.80%
Syndicate Members Citi, Morgan Stanley & Co., Banc of America Securities, Credit Suisse, J.P. Morgan
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 2/10/2009
Issuer Mead Johnson Nutrition Company (MJN) IPO
Cusip 58283910
Shares 39,300
Offering Price 24
Spread $1.20
Cost $943,200.00
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.80%
Syndicate Members Citi, Morgan Stanley & Co., Banc of America Securities, Credit Suisse, J.P. Morgan
Fund JPMorgan Small Cap Growth Fund
Trade Date 2/11/2009
Issuer Lincoln Educational Services Corporation (LINC) Secondary
Cusip 53353510
Shares 153,900
Offering Price 14
Spread $0.77
Cost $2,154,600.00
Dealer Executing Trade Barclays Capital Inc
% of Offering 5.12%
Syndicate Members Credit Suisse, Barclays Capital, Robert baird & Co, BMO Capital Markets, J.P. Morgan, Barrington Research
Fund JPMorgan Large Cap Value Fund
Trade Date 4/1/2009
Issuer American Electric Power (AEP) Secondary
Cusip 25537101
Shares 25,200
Offering Price $24.50
Spread $0.74
Cost $617,400.00
Dealer Executing Trade Credit Suisse Securities
% of Offering 0.36%
Syndicate Members Barclays, Citi, Credit Suisse, JP Morgan, Morgan Stanley
Fund JPMorgan U.S. Real Estate Fund
Trade Date 4/8/2009
Issuer Prologis (PLD) Secondary
Cusip 74341010
Shares 780,800
Offering Price 7
Spread $0.26
Cost $5,153,280.00
Dealer Executing Trade Bank of America
% of Offering 3.13%
Syndicate Members Citi, Deutsche Bank, Merrill Lynch
Fund JPMorgan Small Cap Value Fund
Trade Date 4/14/2009
Issuer Bridgepoint Education Inc. (BPI) IPO
Cusip 10807M105
Shares 300
Offering Price $10.50
Spread $0.68
Cost $3,150.00
Dealer Executing Trade Signal Hill Capital Group, LLC.
% of Offering 1.50%
Syndicate Members Credit Suisse, JP Morgan
Fund JPMorgan Small Cap Value Fund
Trade Date 4/14/2009
Issuer Bridgepoint Education Inc. (BPI) IPO
Cusip 10807M105
Shares 29,600
Offering Price 11
Spread $0.68
Cost $310,800.00
Dealer Executing Trade Credit Suisse Securities
% of Offering 1.50%
Syndicate Members Credit Suisse, JP Morgan
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 5/5/2009
Issuer Dean Foods Company (DF) Secondary
Cusip 24237010
Shares 42,500
Offering Price 18
Spread $0.73
Cost $775,625.00
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 0.29%
Syndicate Members Merrill Lynch, J.P. Morgan, Barclays Capital Wachovia Securities, Rabo Securities USA, Inc., BNP Paribas, Calyon Securities (USA) Inc., Credit Suissee, SunTrust Robinson Humphrey
Fund JPMorgan Equity Income Fund
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 100
Offering Price $22.00
Spread $0.52
Cost $2,200.00
Dealer Executing Trade Samuel A. Ramirez & Co
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Equity Income Fund
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 200
Offering Price $22.00
Spread $0.52
Cost $4,400.00
Dealer Executing Trade Blaylock Robert Van LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Equity Income Fund
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 9,000
Offering Price 22
Spread $0.52
Cost $198,000.00
Dealer Executing Trade Wachovia Securities LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Large Cap Value Fund
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 100
Offering Price $22.00
Spread $0.52
Cost $2,200.00
Dealer Executing Trade Samuel A. Ramirez & Co
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Large Cap Value Fund
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 200
Offering Price $22.00
Spread $0.52
Cost $4,400.00
Dealer Executing Trade Blaylock Robert Van LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Large Cap Value Fund
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 32,100
Offering Price $22.00
Spread $0.52
Cost $706,200.00
Dealer Executing Trade Wachovia Securities LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Diversified Mid Cap Value Fund
Trade Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
Cusip 5493710
Shares 49,000
Offering Price $20.00
Spread $0.60
Cost $980,000.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Equity Income Fund
Trade Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
Cusip 5493710
Shares 39,800
Offering Price 20
Spread $0.60
Cost $796,000.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Large Cap Value Fund
Trade Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
Cusip 5493710
Shares 41,900
Offering Price 20
Spread $0.60
Cost $838,000.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Small Cap Growth Fund
Trade Date 5/13/2009
Issuer DigitalGlobal Inc (DGI) IPO
Cusip 25389M87
Shares 1,700
Offering Price $19.00
Spread $1.33
Cost $32,300.00
Dealer Executing Trade Jefferies and Company Inc.
% of Offering 3.47%
Syndicate Members Morgan Stanley, J.P. Morgan, Citi, Merrill Lynch & Co., Jefferies & Company
Fund JPMorgan Small Cap Growth Fund
Trade Date 5/13/2009
Issuer DigitalGlobal Inc (DGI) IPO
Cusip 25389M87
Shares 84,600
Offering Price 19
Spread $1.33
Cost $1,607,400.00
Dealer Executing Trade Morgan Stanley and Company
% of Offering 3.47%
Syndicate Members Morgan Stanley, J.P. Morgan, Citi, Merrill Lynch & Co., Jefferies & Company
Fund JPMorgan Small Cap Value Fund
Trade Date 5/13/2009
Issuer DigitalGlobal Inc (DGI) IPO
Cusip 25389M87
Shares 1,100
Offering Price $19.00
Spread $1.33
Cost $20,900.00
Dealer Executing Trade Jefferies and Company Inc.
% of Offering 3.47%
Syndicate Members Morgan Stanley, J.P. Morgan, Citi, Merrill Lynch & Co., Jefferies & Company
Fund JPMorgan Small Cap Value Fund
Trade Date 5/13/2009
Issuer DigitalGlobal Inc (DGI) IPO
Cusip 25389M87
Shares 12/4/2045
Offering Price 19
Spread $1.33
Cost $1,012,700.00
Dealer Executing Trade Morgan Stanley and Company
% of Offering 3.47%
Syndicate Members Morgan Stanley, J.P. Morgan, Citi, Merrill Lynch & Co., Jefferies & Company
Fund JPMorgan Diversified Mid Cap Value Fund
Trade Date 5/14/2009
Issuer Energizer Holdings Inc. (ENR) Secondary
Cusip 29266R10
Shares 6/26/1931
Offering Price 49
Spread $2.27
Cost $563,500.00
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 4.21%
Syndicate Members J.P. Morgan, Merrill Lynch & Co., Deutsche Bank Securities, Goldman, Sachs, & Co., Moelis & Company, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Growth Fund
Trade Date 5/19/2009
Issuer Solarwinds, Inc. (SWI) IPO
Cusip 83416B10
Shares 2/8/1904
Offering Price $12.50
Spread $0.88
Cost $18,750.00
Dealer Executing Trade Jefferies and Company Inc.
% of Offering 2.97%
Syndicate Members J.P. Morgan, Goldman,Sachs&Co., Morgan Stanley, Jefferies & Company, Thomas Weisel Partners LLC, Ladenburg Thalmann & Co. Inc.
Fund JPMorgan Small Cap Growth Fund
Trade Date 5/19/2009
Issuer Solarwinds, Inc. (SWI) IPO
Cusip 83416B10
Shares 10/26/2041
Offering Price 13
Spread $0.88
Cost $647,500.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 2.97%
Syndicate Members J.P. Morgan, Goldman,Sachs&Co., Morgan Stanley, Jefferies & Company, Thomas Weisel Partners LLC, Ladenburg Thalmann & Co. Inc.
Fund JPMorgan Small Cap Value Fund
Trade Date 5/19/2009
Issuer Solarwinds, Inc. (SWI) IPO
Cusip 83416B10
Shares 2/3/1901
Offering Price 13
Spread $0.88
Cost $5,000.00
Dealer Executing Trade Jefferies and Company Inc.
% of Offering 2.97%
Syndicate Members J.P. Morgan, Goldman,Sachs&Co., Morgan Stanley, Jefferies & Company, Thomas Weisel Partners LLC, Ladenburg Thalmann & Co. Inc.
Fund JPMorgan Small Cap Value Fund
Trade Date 5/19/2009
Issuer Solarwinds, Inc. (SWI) IPO
Cusip 83416B10
Shares 6/8/1942
Offering Price $12.50
Spread $0.88
Cost $193,750.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 2.97%
Syndicate Members J.P. Morgan, Goldman,Sachs&Co., Morgan Stanley, Jefferies & Company, Thomas Weisel Partners LLC, Ladenburg Thalmann & Co. Inc.
Fund JPMorgan Large Cap Value Fund
Trade Date 5/20/2009
Issuer Hertz Global Holdings Inc. (HTZ) Secondary
Cusip 42805T10
Shares 12/9/2189
Offering Price $6.50
Spread $0.27
Cost $688,350.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 0.87%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Keegan & Company Inc.
Fund JPMorgan Large Cap Growth Fund
Trade Date 6/2/2009
Issuer Prudential Financial Inc (PRU)  Secondary
Cusip 744320102
Shares 12/7/1953
Offering Price $39.00
Spread $1.24
Cost $768,300.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 3.12%
Syndicate Members Citi, Goldman, Sachs & Co., J.P. Morgan
Fund JPMorgan Diversified Mid Cap Value Fund
Trade Date 6/4/2009
Issuer Transatlantic Holdings Inc(TRH)  Secondary
Cusip 893521104
Shares 1/6/1975
Offering Price $38.00
Spread $1.33
Cost $1,041,200.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 3.85%
Syndicate Members J.P. Morgan, Goldman Sachs & Co, Morgan Stanley & Co, Lazard Capital Markets, Dowling & Partners, Fox-Pitt Kelton Cochran Caronia Waller
Fund JPMorgan Diversified Mid Cap Value Fund
Trade Date 6/11/2009
Issuer Vulcan Materials Co (VMC) Secondary
Cusip 929160109
Shares 4/18/1906
Offering Price $41.00
Spread $1.64
Cost $94,300.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 2.61%
Syndicate Members Goldman Saches & Co, Merrill Lynch & Co, J.P. Morgan, Wachovia Securities
Fund JPMorgan Equity Income Fund
Trade Date 6/11/2009
Issuer Vulcan Materials Co (VMC) Secondary
Cusip 929160109
Shares 6/22/1905
Offering Price 41
Spread $1.64
Cost $82,000.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering 2.61%
Syndicate Members Goldman Saches & Co, Merrill Lynch & Co, J.P. Morgan, Wachovia Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 6/30/2009
Issuer Logmein Inc(LOGM)  IPO
Cusip 54142L10
Shares 2/7/1927
Offering Price $16.00
Spread $1.12
Cost $158,400.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering 1.05%
Syndicate Members J.P. Morgan, Barclays Capital Markets, Thomas Weisel Partners LLC, Piper Jaffray, RBC Capital Markets